Quarterly Holdings Report
for

Fidelity® Utilities Central Fund

June 30, 2019

UTCIP-QTLY-0819
1.851905.112

Schedule of Investments June 30, 2019 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 99.5%
	Shares	Value
Electric Utilities - 53.2%
Electric Utilities - 53.2%
Duke Energy Corp.	201,724	$17,800,126
Edison International	658,312	44,376,812
Entergy Corp.	304,500	31,342,185
Evergy, Inc.	329,813	19,838,252
Exelon Corp.	1,326,545	63,594,567
FirstEnergy Corp.	725,902	31,075,865
NextEra Energy, Inc.	135,265	27,710,388
PG&E Corp. (a)	318,568	7,301,579
PPL Corp.	694,774	21,544,942
Southern Co.	910,900	50,354,552
Vistra Energy Corp.	1,042,308	23,597,853
		338,537,121
Gas Utilities - 4.9%
Gas Utilities - 4.9%
Atmos Energy Corp.	145,115	15,318,339
Chesapeake Utilities Corp.	17,444	1,657,529
South Jersey Industries, Inc.	222,160	7,493,457
Southwest Gas Holdings, Inc.	73,800	6,613,956
		31,083,281
Independent Power and Renewable Electricity Producers - 6.1%
Independent Power Producers & Energy Traders - 2.9%
NRG Energy, Inc.	282,968	9,937,836
NRG Yield, Inc. Class C	189,310	3,191,767
The AES Corp.	305,137	5,114,096
		18,243,699
Renewable Electricity - 3.2%
Atlantica Yield PLC	397,861	9,019,509
NextEra Energy Partners LP (b)	235,136	11,345,312
		20,364,821

TOTAL INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS		38,608,520

Media - 1.0%
Cable & Satellite - 1.0%
Altice U.S.A., Inc. Class A	254,518	6,197,513
Multi-Utilities - 31.0%
Multi-Utilities - 31.0%
Avangrid, Inc.	282,299	14,256,100
CenterPoint Energy, Inc.	842,100	24,109,323
Dominion Resources, Inc.	868,651	67,164,094
National Grid PLC sponsored ADR	71,600	3,807,688
Public Service Enterprise Group, Inc.	518,400	30,492,288
RWE AG	203,200	5,007,042
Sempra Energy	378,423	52,010,457
		196,846,992
Oil, Gas & Consumable Fuels - 2.8%
Oil & Gas Storage & Transport - 2.8%
Cheniere Energy, Inc. (a)	259,826	17,785,090
Water Utilities - 0.5%
Water Utilities - 0.5%
SJW Corp.	54,523	3,313,363
TOTAL COMMON STOCKS
(Cost $509,682,448)		632,371,880

Nonconvertible Preferred Stocks - 0.2%
Electric Utilities - 0.2%
Electric Utilities - 0.2%
Companhia Energetica de Minas Gerais (CEMIG) (PN) sponsored ADR (non-vtg.) (b)
(Cost $1,270,990)	374,280	1,426,007

Money Market Funds - 1.7%
Fidelity Cash Central Fund 2.42% (c)	6,606,531	6,607,852
Fidelity Securities Lending Cash Central Fund 2.42% (c)(d)	4,162,084	4,162,500
TOTAL MONEY MARKET FUNDS
(Cost $10,770,352)		10,770,352
TOTAL INVESTMENT IN SECURITIES - 101.4%
(Cost $521,723,790)		644,568,239
NET OTHER ASSETS (LIABILITIES) - (1.4)%		(8,612,094)
NET ASSETS - 100%		$635,956,145

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$77,364
Fidelity Securities Lending Cash Central Fund	4,044
Total	$81,408

Amounts in the income column in the above table include any capital gain distributions from underlying funds. Amount for Fidelity Securities Lending Cash Central Fund represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of payments to and from borrowers of securities.

Investment Valuation

Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Security transactions are accounted for as of trade date. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund’s valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee. The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels: Level 1 - quoted prices in active markets for identical investments: Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds etc.): Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available). Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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